THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life Variable Annuity Account N
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Product Suite, ChoicePlusSM II Product Suite
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Share, ChoicePlus AssuranceSM B Class
 ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlusSM Design

Supplement dated October 6, 2014 to the Prospectus dated May 1, 2014

This Supplement provides information regarding investment options under your variable annuity contract. All other provisions of your prospectus remain unchanged.  This Supplement is for informational purposes only and requires no action on your part.

The Lincoln Variable Insurance Products Trust has informed us that, effective October 1, 2014, Jackson Square Partners, LLC was appointed as a co-sub-adviser of the LVIP Delaware Foundation® Aggressive Allocation Fund.  Please refer to the fund’s prospectus for more information.

Please retain this Supplement for future reference.